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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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      El Paso Corporation has scheduled its 2003 Annual Meeting of
Stockholders for 2:00 p.m. Central time on Tuesday, June 17, 2003. The meeting will be held at the George R. Brown Convention Center, located at 1001 Avenida de las Americas, Houston, Texas, 77010.

Important Information
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On April 24, 2003, El Paso Corporation filed a preliminary proxy statement relating to its 2003 annual meeting with the Securities and Exchange Commission. Prior to the annual meeting, El Paso will furnish a definitive proxy statement to its shareholders, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain a copy of El Paso's preliminary proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the preliminary proxy statement and any amendments and supplements are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's preliminary proxy statement.